UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 20, 2006

CoConnect, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-26533	63-1205304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7430 S. Creek Road, Suite 102, Sandy, Utah 84093

 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code (801) 243-7948

480 E. 6400 South, Ste 230, Salt Lake City, Utah 84107

(Former address if changed since the last report)

Item 4.01

Changes in Registrant’s Certifying Accountant

(a)

On April 20, 2006, our auditors, Chisholm Bierwolf & Nilson, LLC (“CBN”) advised us that they were resigning as our accountants effective immediately.

(b)

CBN’s reports on our financial statements as of and for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles; however each year-end report for years ended December 31, 2004 and 2003 contained a paragraph that expressed substantial doubt about our ability to continue as a going concern.

(c)

Our Board of Directors has accepted CBN’s resignation and has approved the engagement of Pollard-Kelley Auditing Services, Inc. (“PKA”) to serve as our Independent Registered Public Accountants.

(d)

CBN’s decision to terminate their services to our Company was based on the following items:

  (i)

A disagreement on the accounting treatment of assets and liabilities presently involved in litigation between our Company and Heritage Communications, Inc.

  (ii)

The financial statements for the quarter ended September 30, 2005 were filed without having been reviewed by CBN.

  (iii)

CBN was unable to ascertain the identity of our management.

  (iv)

We were not able to provide accurate accounting records to CBN to enable them to provide us with audited financial statements for the year ended December 31, 2005.

Other than the above referenced items there were no disagreements with CBN during the years ended December 31, 2004 and 2005 or during the interim period of January 1, 2006 through April 20, 2006 (the date of termination) on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of CBN, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B occurred during the years ended December 31, 2004 and 2005 or during the interim period of January 1, 2006 through April 20, 2006 (the date of termination).

(e)

In relation to the Heritage disagreement we offer the following explanations:

(i)

The period over which the disagreement relates is for the quarter ended September 30, 2005 and the year ended December 31, 2005.

(ii)

The nature of the disagreement was related to the accounting treatment of the assets and liabilities of Heritage Communications, Inc. (“Heritage”).  We entered into an agreement with Heritage to acquire it as a wholly-owned subsidiary in a share-for-share exchange. Approximately 4 months after the acquisition was completed it was discovered that the officers and directors of Heritage had diverted company funds for their personal use. When the officers and directors of CoConnect discovered that the funds were missing we approached the individuals whom had received the benefit of the funds and requested that they sign personal notes promising to repay the Company. The individuals refused. We then made the decision to rescind the transaction due to misrepresentations made by Heritage that showed large amounts of debts including State and Federal income and withholding taxes, and the diverted missing funds.  Heritage then filed a law suit in the Third District Court to preclude CoConnect from rescinding the transaction. Subsequently, CoConnect subpoenaed bank account records for Heritage Communications, Inc and was able to identify approximately $177,000 of CoConnect’s funds that had been diverted to various bank accounts not related to CoConnect. We then filed a separate lawsuit in Davis County Utah claiming embezzlement and fraud had been committed by four individuals, David Thayne, Jerry Warnick, Martin Tanner and Brian Steffensen. The lawsuit claims that they are the individuals that benefited from the embezzled funds. This lawsuit has since been consolidated into the Third District Court. These lawsuits are currently pending awaiting a trial date. Due to the diversion of Company funds and the pending lawsuits to rescind the acquisition we were unable to provide CBN the documentation they requested for the audit.

(iii)

The dollar amounts in dispute were approximately $1,400,000 in assets that could not be supported.

(iv)

The disagreement could not be resolved because both parties decided not to continue the relationship.

(v)

No one person determined the amount in dispute. The amount is a result of the Heritage disagreement referenced above.

(vi)

Our relationship with Heritage is adversarial due to the pending law suit and efforts to collect the missing funds.

(vii)

We have not restated any of the information in any of our prior filings. We believe that the information previously filed is accurate. Inasmuch as our interpretation of the information provided in the prior filings may change based on the outcome of the pending law suit with Heritage, we intend to review and evaluate the prior period filings upon completion of the law suit.

(f)

With regard to our failure to have our interim financial statements for the quarter ended September 30, 2005 reviewed by CBN, we requested that PKA, our new auditors, review the financial statements in question. PKA has reviewed our financial statements, using professional standards and procedures, for the quarter and has determined that there were no material misstatements or omissions that would require the filing of an amended return.

(g)

With regard to CBN’s inability to ascertain our management, we have made several changes in our officers and directors over the last two years. We understand how confusing and frustrating is must have been for CBN when a different person contacted them about our financials each quarter. To resolve this issue our President, Richard Ferguson, has taken responsibility for interacting with auditors and attorneys in the preparation of our periodic reports.

(h)

With regard to the inability to provide CBN with adequate accounting records, we have since gained access to the proper documentation which has been supplied to our current auditors, PKA.

(i)

We have engaged PKA to serve as our independent public accounting firm. During the two years ended December 31, 2005 and through the date hereof, neither our Company nor anyone on our behalf consulted PKA regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has PKA provided to us a written report or oral advice regarding such principles or audit opinion.

(j)

We have discussed, in detail with our new auditors, PKA, each of the above referenced Items listed by CBN and have been advised by PKA that each of the areas of disagreement referred to have been fully addressed and reported to the satisfaction of PKA.

(k)

Attached is a letter from our former auditor, CBN, indicating their agreement with the statements included in this amended Form 8-K insomuch as the statements relate to CBN.

Item 4.02

Non-Reliance of Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

We prepared and filed our quarterly report for the period ended September 30, 2005 without submitting it to our auditors for review.  We have subsequently requested that our new auditors, Pollard-Kelley Auditing Services, Inc. (PKA), review the filing.  PKA has reviewed our financial statements for the quarter and has determined that there were no material misstatements or omissions that would require the filing of an amended return.  Based on this review, the information included in the 10-QSB for the period ended September 30, 2005 can be relied upon.

Item 9.01

Financial Statements and Exhibits

Exhibits:		Status
16.1	Letter from Chisholm Bierwolf & Nilson, LLC to the SEC regarding change of Independent Registered Public Accountants.	Attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2006

CoConnect, Inc.

By: /s/ Richard Ferguson

Richard Ferguson

President